SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) May 1, 2003


                                 ZANETT, INC.
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             (Exact name of registrant as specified in charter)


        Delaware                    0-27068                56-4389547
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(State or other jurisdiction  (Commission File Number)    IRS Employer
   of incorporation)                                    Identification No.)


135 East 57th Street, 15th Floor, New York, NY               10022
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code       (212)-980-4600
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        (Former name or former address, if changed since last report).
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
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Zanett, Inc., a Delaware corporation (the "Company"), hereby files this Current Report on Form 8-K describing its stock repurchase plan. This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties relating to this acquisition and actual results and developments may differ materially from those described in this Current Report. For more information about the Company and risks relating to investing in the Company, refer to the Company's most recent annual report on Form 10-KSB.

Item 5.     Other Events - Share Repurchase Plan
The board of directors of the Company has authorized a Stock Repurchase Plan effective May 1, 2003 and extending through April 30, 2006, under which the Company may acquire up to 150,000 shares of its outstanding common stock. As of March 31, 2003, the Company had 27,632,054 shares of common stock outstanding.

Under the Stock Repurchase Plan, the Company may conduct purchases in the open market from time to time in accordance with applicable securities laws. The amount of shares purchased and the timing of any purchases will be based on a number of factors, including the market price of the stock, market conditions, and such other factors as the Company's management deems appropriate.

The Company plans to finance the repurchase from internal cash flows. Repurchased shares may be used for general corporate purposes, including for issuance under the Company's stock option plan.

The Company is an information technology holding company that through its operating subsidiaries provides specialized IT services to Fortune 500 caliber companies and large Government agencies. Collectively, the operating companies are referred to as the IT Commonwealth (TM). Growing organically and by acquisition, the IT Commonwealth (TM) seeks to preserve the management, culture, identity and operating style of its members while achieving advantages of scale. It also attempts to bring already successful entrepreneurs and companies together into a collaborative network where each member continues to do what they do best, while contributing to the financial and operating performance of the IT Commonwealth (TM) as a whole.

                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ZANETT, INC.


Date:  May 1, 2003               by:   /s/ Jack M. Rapport
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                                          Name:  Jack M. Rapport
                                          Title: Chief Financial Officer